SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934

              Date of Report - January 2, 2004

              ORRSTOWN FINANCIAL SERVICES, INC.
              ---------------------------------
   (Exact name of registrant as specified in its charter)

 Pennsylvania                 33-18888         23-2530374
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)            Number)
Identification
incorporation)                                    Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania           17257
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 532-6114
            --------------



                             N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)









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              Index to Exhibits Found on Page 4
Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The Board of Directors of Orrstown Financial
          Services, Inc. announces 2-for-1 stock split.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated January 2, 2004, of Orrstown
                 Financial Services, Inc.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.





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              Index to Exhibits Found on Page 4

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          ORRSTOWN FINANCIAL SERVICES, INC.
                          (Registrant)


Dated:  January 2, 2004   /s/ Bradley S. Everly
                          -----------------------------
                          Bradley S. Everly
                          Senior Vice President & CFO
                          Chief Financial Officer































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              Index to Exhibits Found on Page 4

                        EXHIBIT INDEX


                                                Page Number
                                                In Manually
 Exhibit                                          Signed
Original

   99   News Release, dated January 2, 2004,
          of Orrstown Financial Services, Inc.       5




































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                                              Exhibit 99

FOR IMMEDIATE RELEASE
                                                    CONTACT:
                                            Nathan A. Eifert
                                 Vice President of Marketing
                                                717-530-3545
                                        neifert@orrstown.com

              Orrstown Financial Services, Inc.
                Announces 2-For-1 Stock Split


      (Shippensburg, PA - January 2, 2004) - Orrstown Financial Services, Inc. (OTC Bulletin Board: ORRF), the parent company of Orrstown Bank, announced that its Board of Directors today approved a 2-for-1 stock split payable February 10, 2004 to shareholders of record on January 16, 2004. Under this split, shareholders will receive one additional share of stock for each share owned at the close of business on January 16, 2004.
      Kenneth R. Shoemaker, President and Chief Executive Officer of Orrstown Financial Services, commented, "During the past year, our stock has performed very well. The closing price on December 31, 2003 was $ 67.00 per share compared to $ 44.76 per share on December 31, 2002, which is an increase of almost 50%. We believe this stock split will help create a more liquid market for our stock and reflects the Company's continued strong earnings and stock performance."
      With over $ 450 million in assets, Orrstown Financial Services, Inc., and its subsidiary, Orrstown Bank, provide a full range of consumer and business financial services through twelve banking offices in Cumberland and Franklin Counties in Pennsylvania. Orrstown Financial Services, Inc.'s stock is traded in the over-the-counter market under the symbol ORRF.




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Certain statements in this release may constitute "forward
looking statements" under the Private Securities Litigation Reform Act of 1995, which involve risk and uncertainties. Orrstown Financial's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, and government regulation.

                            # # #

























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